UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           JANUARY 4, 1999
--------------------------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                    1-3551                   25-0464690
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)




420 Boulevard of the Allies, Pittsburgh, Pennsylvania                 15219
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code         (412) 261-3000
                                                   -----------------------------



                                      NONE
          (Former name or former address, if changed since last report)

Item 5.       Other Events

              The registrant, Equitable Resources, Inc., announced that it expects to record up to $120 million in pretax charges related to restructuring, asset impairment, and other nonrecurring charges in the fourth quarter. Included in this number is a charge for early extinguishment of debt.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) A press release describing more fully the previously announced fourth quarter charges expected for restructuring, asset impairments, other nonrecurring charges and early extinguishment of debt, is filed as Exhibit 99 to this report.




                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                    EQUITABLE RESOURCES, INC.
                                                          (Registrant)

                                          By         /s/ David L. Porges
                                                         David L. Porges
                                                   Senior Vice President and
                                                     Chief Financial Officer




January 4, 1999